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                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

The Board of Directors
Euronet Services Inc.:

  We consent to the use of our report included herein and to the reference to our firm under the headings "Summary Financial Data", "Selected Financial Statements" and "Experts" in the prospectus.

                                          -------------------------------------
                                          KPMG Polska Sp. z o.o.

Warsaw, Poland
March 20, 1998